                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                               SEPTEMBER 12, 2000

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         ------------------------------

                           CELLNET DATA SYSTEMS, INC.

             (Exact name of registrant as specified in its charter)



        DELAWARE                   COMMISSION FILE NUMBER:      94-2951096
(State or other jurisdiction of                              (I.R.S. Employer
    incorporation or organization)       000-21409        Identification Number)


                                125 SHOREWAY ROAD
                          SAN CARLOS, CALIFORNIA 94070
          (Address of principal executive offices, including zip code)

                                 (650) 508-6000
              (Registrant's Telephone Number, Including Area Code)

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP


(A)      BANKRUPTCY FILINGS

         As previously reported, on February 4, 2000, CellNet Data Systems, Inc. ("CellNet"), together with its subsidiaries (collectively, the "Debtors"), filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code, 11 U.S.C. Sections 101 et seq. (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") -- IN RE CELLNET DATA SYSTEMS, INC., ET AL., DEBTORS, Chapter 11, Case No. 00-00844 (PJW). The directors and officers of the Debtors have remained in possession during the proceedings, subject to the supervision and orders of the Court.

(B)      JOINT CONSOLIDATED LIQUIDATING PLAN OF REORGANIZATION

         On June 2, 2000, Debtors filed with the Bankruptcy Court a proposed Joint Consolidated Liquidating Plan of Reorganization (as subsequently amended and restated, the "Plan of Reorganization") and a proposed Disclosure Statement (as subsequently amended and restated, the "Disclosure Statement") relating thereto. (See CellNet's Report on Form 8-K dated June 8, 2000.) On August 16, 2000, the Bankruptcy Court entered its ORDER CONFIRMING THE AMENDED AND RESTATED JOINT CONSOLIDATED LIQUIDATING PLAN OF REORGANIZATION DATED AS OF JULY 11, 2000 (the "Confirmation Order"). The effective date (the "Effective Date") of the Plan of Reorganization is September 12, 2000, the date of this Report on Form 8-K.

AS OF THE EFFECTIVE DATE, CELLNET'S OUTSTANDING COMMON STOCK (THE "COMMON STOCK") AND CELLNET'S 14% SENIOR DISCOUNT NOTES DUE 2007 (THE "NOTES") HAVE BEEN CANCELLED AND DEREGISTERED. AS OF THE EFFECTIVE DATE, CELLNET HAS FILED A FORM 15 (CERTIFICATION AND NOTICE OF TERMINATION OF REGISTRATION) WITH RESPECT TO THE COMMON STOCK AND THE NOTES UNDER THE SECURITIES EXCHANGE ACT OF 1934. UNDER THE PLAN OF REORGANIZATION, HOLDERS OF THE COMMON STOCK WILL RECEIVE NO DISTRIBUTIONS. THE COMMON STOCK IS THEREFORE WORTHLESS. UNDER THE PLAN OF REORGANIZATION, HOLDERS OF THE NOTES WILL RECEIVE A PORTION OF THE PRINCIPAL AND ACCRETED INTEREST DUE TO THEM. THE NOTES THEREFORE HAVE SOME VALUE, HOWEVER SUCH VALUE HAS NOT YET BEEN DETERMINED.

         A summary of the material features of the Plan of Reorganization is set forth in the Disclosure Statement attached as Exhibit 99.1 to this Report on Form 8-K under Item 7(c) (excluding certain exhibits thereto).

         A copy of the Plan of Reorganization is attached as Exhibit 99.2 to this Report on Form 8-K under Item 7(c) (excluding certain schedules thereto).

         A copy of the Confirmation Order is attached as Exhibit 99.3 to this Report on Form 8-K under Item 7(c).


(C)      OTHER ITEMS

         No shares or other units of CellNet are issued or outstanding as of the Effective Date and none have been reserved for future issuance in respect of claims and interests filed and allowed under the Plan of Reorganization.

         Attached as Exhibit 99.4 to this Report on Form 8-K under Item 7(c) is a copy of a pro forma, simplified, unaudited financial statement of CellNet as of the Effective Date. NO REPRESENTATIONS ARE MADE CONCERNING THIS FINANCIAL STATEMENT.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)      Exhibits.

    99.1     Disclosure Statement
    99.2     Plan of Reorganization
    99.3     Confirmation Order
    99.4     Pro Forma, Simplified, Unaudited Financial Statement


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            CellNet Data Systems, Inc.
                                            (Registrant)
         Date: September 12, 2000

                                            /s/ David L. Perry
                                            -----------------------
                                            David L. Perry
                                            Vice President and Secretary





                                                                             3